UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 27, 2020
PRA Group, Inc.
_________________________________________
(Exact name of registrant as specified in its charter)

Delaware		000-50058	75-3078675
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

120 Corporate Boulevard
Norfolk,	Virginia		23502
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:	(888)	772-7326
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRAA	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01 Entry Into A Material Definitive Agreement

On March 27, 2020, PRA Group Europe Holding S.à r.l., a subsidiary of PRA Group, Inc. (the "Company"), and its Swiss Branch, PRA Group Europe Holding S.à r.l., Luxembourg, Zug Branch (together the “Borrowers”), along with certain of their affiliates as guarantors, and the lenders party thereto, entered into the Sixth Amendment and Restatement Agreement (the “Sixth Amendment”) to the Multicurrency Revolving Credit Facility Agreement originally dated as of October 23, 2014 (the “Facility”). The Sixth Amendment modifies certain terms of the Facility, including:

(1)	increasing the total commitments by $200 million to $1.3 billion;

(2)	extending the maturity of the Facility by two years;

(3)	providing flexibility for lenders to increase their commitments under the Facility and permitting new lenders to join the Facility through accordion provisions; and

(4)	converting the loan-to-value ratio covenant to an estimated remaining collections ratio covenant that restricts gross interest bearing debt divided by estimated remaining collections to 45%.

DNB Bank ASA, Nordea Bank Abp, and Swedbank AB (publ) and their respective affiliates have engaged in, and may in the future engage in, banking and other commercial dealings in the ordinary course of business with the Company, the Borrowers or their affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

The foregoing description of the Sixth Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Sixth Amendment, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2020. On March 31, 2020, the Company issued a press release announcing its entry into the Sixth Amendment, a copy of which is attached to this Form 8-K as Exhibit 99.1 and incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits
	99.1	Press release dated March 31, 2020
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRA Group, Inc.

Date: March 31, 2020	By:	/s/ Peter M. Graham
Peter M. Graham
Executive Vice President and Chief Financial Officer